Unum Group
Statistical Supplement First Quarter 2019

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Consolidated U.S. GAAP Results[1]
Premium Income	$2,338.7	$2,250.0	$8,986.1	$8,597.1

Adjusted Operating Revenue	$2,986.5	$2,901.8	$11,638.0	$11,246.5
Net Realized Investment Gain (Loss)	1.1	(2.2)	(39.5)	40.3

Revenue	$2,987.6	$2,899.6	$11,598.5	$11,286.8

Net Income	$280.9	$273.5	$523.4	$994.2
Net Income Per Common Share:
Basic	$1.31	$1.23	$2.38	$4.39
Assuming Dilution	$1.31	$1.23	$2.38	$4.37

Assets	$63,921.7	$63,012.3	$61,875.6	$64,013.1
Stockholders' Equity	$9,060.5	$9,499.5	$8,621.8	$9,574.9

Adjusted Operating Return on Equity
Unum US	17.6%	17.9%	18.4%	15.9%
Unum International	13.2%	14.4%	13.4%	15.2%
Colonial Life	17.4%	17.6%	18.0%	16.2%
Core Operating Segments	17.1%	17.5%	17.8%	15.9%
Consolidated	12.8%	12.5%	13.2%	11.6%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$223.1	$242.0	$959.8	$812.4
Net Realized Investment Loss, After Tax	(4.7)	(1.5)	(6.8)	(5.0)

Net Income	$218.4	$240.5	$953.0	$807.4

Capital and Surplus	$3,511.3	$3,427.3	$3,572.7	$3,448.3

Weighted Average Risk-based Capital Ratio	~ 360%	~ 380%	~ 370%	~ 390%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2019		3/31/2018		12/31/2018		12/31/2017
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,060.5	$42.68	$9,499.5	$42.95	$8,621.8	$40.19	$9,574.9	$43.02
Excluding:
Net Unrealized Gain (Loss) on Securities	(0.1)	—	356.1	1.61	(312.4)	(1.46)	607.8	2.73
Net Gain on Hedges	230.1	1.08	273.5	1.24	250.6	1.17	282.3	1.27
Subtotal	8,830.5	41.60	8,869.9	40.10	8,683.6	40.48	8,684.8	39.02
Excluding:
Foreign Currency Translation Adjustment	(287.9)	(1.36)	(207.0)	(0.94)	(305.2)	(1.42)	(254.5)	(1.15)
Subtotal	9,118.4	42.96	9,076.9	41.04	8,988.8	41.90	8,939.3	40.17
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(444.4)	(2.09)	(505.0)	(2.28)	(447.2)	(2.08)	(508.1)	(2.28)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,562.8	$45.05	$9,581.9	$43.32	$9,436.0	$43.98	$9,447.4	$42.45

Dividends Paid	$57.5	$0.26	$52.4	$0.23	$217.0	$0.98	$196.0	$0.86

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Shares Repurchased (millions)	2.7	1.9	8.7	8.2
Cost of Shares Repurchased (millions)(1)	$100.0	$100.2	$350.7	$400.4
Price (UNM closing price on last trading day of period)	$33.83	$47.61	$29.38	$54.89

Leverage Ratio	27.3%	25.7%	26.8%	26.1%

Holding Company Cash and Marketable Securities	$594	$887	$602	$864

(1) Includes commissions of a de minimis amount for the three months ended March 31, 2019, $0.2 million for the three months ended March 31, 2018, and $0.7 million and $0.3 million for the years ended December 31, 2018 and 2017, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Negative	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Revenue
Premium Income	$2,338.7	$2,250.0	$8,986.1	$8,597.1
Net Investment Income	594.7	602.3	2,453.7	2,451.7
Net Realized Investment Gain (Loss)	1.1	(2.2)	(39.5)	40.3
Other Income	53.1	49.5	198.2	197.7
Total Revenue	2,987.6	2,899.6	11,598.5	11,286.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,840.8	1,807.9	8,020.4	7,055.7
Commissions	290.1	282.3	1,108.4	1,060.8
Interest and Debt Expense - Non-recourse Debt	1.6	1.7	6.9	6.7
Interest and Debt Expense - All Other Debt	40.5	38.5	160.4	153.2
Deferral of Acquisition Costs	(173.7)	(169.3)	(668.0)	(628.0)
Amortization of Deferred Acquisition Costs	170.6	151.5	565.5	527.1
Other Expenses	464.4	445.9	1,777.1	1,707.3
Total Benefits and Expenses	2,634.3	2,558.5	10,970.7	9,882.8

Income Before Income Tax	353.3	341.1	627.8	1,404.0
Income Tax	72.4	67.6	104.4	409.8

Net Income	$280.9	$273.5	$523.4	$994.2

Weighted Average Shares Outstanding
Basic	214.3	221.9	219.6	226.5
Assuming Dilution	214.4	222.6	220.1	227.3

Actual Number of Shares Outstanding	212.3	221.2	214.6	222.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2019	3/31/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$36.9	$30.1	22.6%	$243.8	$240.8
Group Short-term Disability	20.9	16.3	28.2	138.7	162.5
Group Life and AD&D	40.6	44.6	(9.0)	282.4	310.5
Subtotal	98.4	91.0	8.1	664.9	713.8
Supplemental and Voluntary
Individual Disability	15.1	17.9	(15.6)	77.2	67.9
Voluntary Benefits	152.4	153.5	(0.7)	303.1	292.5
Dental and Vision	12.5	12.2	2.5	69.4	54.8
Subtotal	180.0	183.6	(2.0)	449.7	415.2
Total Sales	$278.4	$274.6	1.4	$1,114.6	$1,129.0

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$48.7	$54.9	(11.3)%	$395.1	$416.9
Large Case Market	49.7	36.1	37.7	269.8	296.9
Subtotal	98.4	91.0	8.1	664.9	713.8
Supplemental and Voluntary	180.0	183.6	(2.0)	449.7	415.2
Total Sales	$278.4	$274.6	1.4	$1,114.6	$1,129.0

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2019	3/31/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Group Long-term Disability	$8.2	$7.8	5.1%	$44.7	$47.1
Group Life	6.1	4.5	35.6	21.5	24.4
Supplemental	8.3	4.8	72.9	20.8	14.4
Total Sales	$22.6	$17.1	32.2	$87.0	$85.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$8.5	$7.6	11.8%	$36.6	$30.4
Large Case Market	5.8	4.7	23.4	29.6	41.1
Subtotal	14.3	12.3	16.3	66.2	71.5
Supplemental	8.3	4.8	72.9	20.8	14.4
Total Sales	$22.6	$17.1	32.2	$87.0	$85.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£6.2	£5.6	10.7%	£33.5	£36.6
Group Life	4.7	3.3	42.4	16.2	18.9
Supplemental	3.8	3.4	11.8	12.8	11.3
Total Sales	£14.7	£12.3	19.5	£62.5	£66.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£6.5	£5.4	20.4%	£27.6	£23.6
Large Case Market	4.4	3.5	25.7	22.1	31.9
Subtotal	10.9	8.9	22.5	49.7	55.5
Supplemental	3.8	3.4	11.8	12.8	11.3
Total Sales	£14.7	£12.3	19.5	£62.5	£66.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2019	3/31/2018	% Change	12/31/2018	12/31/2017
Sales by Product
Accident, Sickness, and Disability	$72.2	$66.4	8.7%	$355.0	$323.2
Life	19.7	21.3	(7.5)	111.9	107.7
Cancer and Critical Illness	16.9	16.0	5.6	94.4	88.8
Total Sales	$108.8	$103.7	4.9	$561.3	$519.7

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$71.4	$67.9	5.2%	$349.0	$313.5
Large Case Market	14.3	15.7	(8.9)	95.5	90.9
Subtotal	85.7	83.6	2.5	444.5	404.4
Public Sector	23.1	20.1	14.9	116.8	115.3
Total Sales	$108.8	$103.7	4.9	$561.3	$519.7

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2019	2018
Assets

Investments
Fixed Maturity Securities	$44,782.6	$43,011.7
Mortgage Loans	2,206.6	2,295.0
Policy Loans	3,673.3	3,729.9
Other Long-term Investments	696.7	702.9
Short-term Investments	1,194.4	968.1
Total Investments	52,553.6	50,707.6

Other Assets
Cash and Bank Deposits	62.1	94.0
Accounts and Premiums Receivable	1,712.2	1,615.5
Reinsurance Recoverable	4,717.7	4,662.4
Accrued Investment Income	742.2	690.6
Deferred Acquisition Costs	2,298.2	2,309.4
Goodwill	351.0	350.3
Property and Equipment	548.2	546.9
Deferred Income Tax	30.2	109.9
Other Assets	906.3	789.0

Total Assets	$63,921.7	$61,875.6

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2019	2018
Liabilities and Stockholders' Equity

Liabilities
Policy and Contract Benefits	$1,708.6	$1,695.7
Reserves for Future Policy and Contract Benefits	46,109.4	44,841.9
Unearned Premiums	417.7	363.3
Other Policyholders’ Funds	1,608.2	1,594.8
Income Tax Payable	268.3	24.0
Long-term Debt - Non-recourse	122.3	137.1
Long-term Debt - All Other	2,836.4	2,834.2
Other Liabilities	1,790.3	1,762.8

Total Liabilities	54,861.2	53,253.8

Stockholders’ Equity
Common Stock	30.5	30.5
Additional Paid-in Capital	2,328.5	2,321.7
Accumulated Other Comprehensive Loss	(502.3)	(814.2)
Retained Earnings	10,083.1	9,863.1
Treasury Stock	(2,879.3)	(2,779.3)

Total Stockholders’ Equity	9,060.5	8,621.8

Total Liabilities and Stockholders’ Equity	$63,921.7	$61,875.6

6. 1

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum International	Colonial Life	Consolidated
Balances at December 31, 2017	$1,205.4	$21.3	$957.9	$2,184.6
Capitalization	344.0	8.1	315.9	668.0
Amortization	(315.1)	(8.2)	(242.2)	(565.5)
Adjustment Related to Unrealized Investment Gains and Losses	5.1	—	18.4	23.5
Foreign Currency	—	(1.2)	—	(1.2)
Balances at December 31, 2018	1,239.4	20.0	1,050.0	2,309.4
Capitalization	87.6	2.9	83.2	173.7
Amortization	(103.9)	(1.8)	(64.9)	(170.6)
Adjustment Related to Unrealized Investment Gains and Losses	(3.0)	—	(11.7)	(14.7)
Foreign Currency	—	0.4	—	0.4
Balances at March 31, 2019	$1,220.1	$21.5	$1,056.6	$2,298.2

6. 2

Unum Group Balance Sheets by Segment - March 31, 2019

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,123.9	$2,378.1	$4,861.1	$15,363.1	$3,138.4	$3,101.3	$29,363.4	$1,587.4	$52,553.6
Deferred Acquisition Costs	99.9	79.6	1,040.6	1,220.1	21.5	1,056.6	—	—	2,298.2
Goodwill	8.9	—	271.1	280.0	43.3	27.7	—	—	351.0
All Other	352.1	269.5	317.3	938.9	443.4	101.2	6,178.8	1,056.6	8,718.9
Total Assets	$8,584.8	$2,727.2	$6,490.1	$17,802.1	$3,646.6	$4,286.8	$35,542.2	$2,644.0	$63,921.7

Liabilities
Reserves and Policyholder Benefits	$7,118.7	$1,707.6	$4,094.2	$12,920.5	$2,785.0	$2,618.4	$31,520.0	$—	$49,843.9
Debt	—	—	—	—	—	—	122.3	2,836.4	2,958.7
All Other	31.8	15.6	224.1	271.5	49.4	60.1	218.7	1,458.9	2,058.6
Total Liabilities	7,150.5	1,723.2	4,318.3	13,192.0	2,834.4	2,678.5	31,861.0	4,295.3	54,861.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,426.4	994.2	2,083.7	4,504.3	758.0	1,530.6	3,695.6	(1,658.0)	8,830.5
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	7.9	9.8	88.1	105.8	54.2	77.7	(14.4)	6.7	230.0
Total Allocated Stockholders' Equity	1,434.3	1,004.0	2,171.8	4,610.1	812.2	1,608.3	3,681.2	(1,651.3)	9,060.5

Total Liabilities and Allocated Stockholders' Equity	$8,584.8	$2,727.2	$6,490.1	$17,802.1	$3,646.6	$4,286.8	$35,542.2	$2,644.0	$63,921.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 3

Unum Group Balance Sheets by Segment - December 31, 2018

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$7,984.2	$2,353.1	$4,703.2	$15,040.5	$3,017.4	$3,030.8	$28,481.0	$1,137.9	$50,707.6
Deferred Acquisition Costs	100.3	80.0	1,059.1	1,239.4	20.0	1,050.0	—	—	2,309.4
Goodwill	8.9	—	271.1	280.0	42.6	27.7	—	—	350.3
All Other	362.8	260.9	327.3	951.0	346.8	129.4	6,046.6	1,034.5	8,508.3
Total Assets	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

Liabilities
Reserves and Policyholder Benefits	$6,961.5	$1,713.8	$4,006.5	$12,681.8	$2,630.4	$2,580.4	$30,603.1	$—	$48,495.7
Debt	—	—	—	—	—	—	137.1	2,834.2	2,971.3
All Other	33.1	19.9	215.9	268.9	34.6	63.1	221.8	1,198.4	1,786.8
Total Liabilities	6,994.6	1,733.7	4,222.4	12,950.7	2,665.0	2,643.5	30,962.0	4,032.6	53,253.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,464.5	972.0	2,104.4	4,540.9	743.9	1,561.9	3,615.1	(1,778.2)	8,683.6
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	(2.9)	(11.7)	33.9	19.3	17.9	32.5	(49.5)	(82.0)	(61.8)
Total Allocated Stockholders' Equity	1,461.6	960.3	2,138.3	4,560.2	761.8	1,594.4	3,565.6	(1,860.2)	8,621.8

Total Liabilities and Allocated Stockholders' Equity	$8,456.2	$2,694.0	$6,360.7	$17,510.9	$3,426.8	$4,237.9	$34,527.6	$2,172.4	$61,875.6

6. 4

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2019	3/31/2018	% Change	12/31/2018	12/31/2017	% Change
Premium Income
Unum US	$1,501.9	$1,438.8	4.4%	$5,736.4	$5,443.5	5.4%
Unum International	154.0	139.6	10.3	568.8	513.0	10.9
Colonial Life	419.3	398.3	5.3	1,603.8	1,511.4	6.1
Closed Block	263.5	273.3	(3.6)	1,077.1	1,129.2	(4.6)
	2,338.7	2,250.0	3.9	8,986.1	8,597.1	4.5
Net Investment Income
Unum US	182.1	194.2	(6.2)	778.7	811.2	(4.0)
Unum International	24.8	27.6	(10.1)	117.2	120.2	(2.5)
Colonial Life	36.9	37.3	(1.1)	151.2	144.9	4.3
Closed Block	346.6	337.7	2.6	1,377.1	1,354.0	1.7
Corporate	4.3	5.5	(21.8)	29.5	21.4	37.9
	594.7	602.3	(1.3)	2,453.7	2,451.7	0.1
Other Income
Unum US	34.5	29.0	19.0	118.5	113.2	4.7
Unum International	—	—	—	0.4	0.7	(42.9)
Colonial Life	0.6	0.3	100.0	1.2	1.1	9.1
Closed Block	18.0	19.0	(5.3)	75.4	79.8	(5.5)
Corporate	—	1.2	(100.0)	2.7	2.9	(6.9)
	53.1	49.5	7.3	198.2	197.7	0.3
Total Adjusted Operating Revenue
Unum US	1,718.5	1,662.0	3.4	6,633.6	6,367.9	4.2
Unum International	178.8	167.2	6.9	686.4	633.9	8.3
Colonial Life	456.8	435.9	4.8	1,756.2	1,657.4	6.0
Closed Block	628.1	630.0	(0.3)	2,529.6	2,563.0	(1.3)
Corporate	4.3	6.7	(35.8)	32.2	24.3	32.5
	$2,986.5	$2,901.8	2.9	$11,638.0	$11,246.5	3.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2019	3/31/2018	% Change	12/31/2018	12/31/2017	% Change
Benefits and Expenses
Unum US	$1,466.2	$1,418.1	3.4%	$5,619.0	$5,385.0	4.3%
Unum International	149.7	137.4	9.0	572.5	522.2	9.6
Colonial Life	371.6	354.9	4.7	1,421.0	1,344.8	5.7
Closed Block	597.1	601.1	(0.7)	3,154.9	2,439.1	29.3
Corporate	49.7	47.0	5.7	203.3	191.7	6.1
	2,634.3	2,558.5	3.0	10,970.7	9,882.8	11.0
Income (Loss) Before Income Tax and Net Realized Investment Gain (Loss)
Unum US	252.3	243.9	3.4	1,014.6	982.9	3.2
Unum International	29.1	29.8	(2.3)	113.9	111.7	2.0
Colonial Life	85.2	81.0	5.2	335.2	312.6	7.2
Closed Block	31.0	28.9	7.3	(625.3)	123.9	N.M.
Corporate	(45.4)	(40.3)	(12.7)	(171.1)	(167.4)	2.2
	352.2	343.3	2.6	667.3	1,363.7	(51.1)
Income Tax	71.9	68.2	5.4	115.4	394.8	(70.8)

Income Before Net Realized Investment Gain (Loss)	280.3	275.1	1.9	551.9	968.9	(43.0)

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.5; $(0.6); $(11.0); $15.0)	0.6	(1.6)	(137.5)	(28.5)	25.3	N.M.
Net Income	$280.9	$273.5	2.7	$523.4	$994.2	(47.4)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
Premium Income
Unum US	$1,501.9	$1,435.1	$1,446.2	$1,416.3	$1,438.8	$1,364.5	$1,360.9	$1,357.7	$1,360.4
Unum International	154.0	152.3	138.0	138.9	139.6	133.4	131.5	126.8	121.3
Colonial Life	419.3	410.1	400.0	395.4	398.3	382.1	378.7	376.3	374.3
Closed Block	263.5	265.8	267.6	270.4	273.3	278.4	282.5	281.4	286.9
	2,338.7	2,263.3	2,251.8	2,221.0	2,250.0	2,158.4	2,153.6	2,142.2	2,142.9
Net Investment Income
Unum US	182.1	187.7	200.3	196.5	194.2	202.1	201.0	205.6	202.5
Unum International	24.8	31.1	26.4	32.1	27.6	31.9	28.5	33.2	26.6
Colonial Life	36.9	37.0	36.7	40.2	37.3	37.1	36.0	36.7	35.1
Closed Block	346.6	345.8	348.0	345.6	337.7	341.5	337.2	340.0	335.3
Corporate	4.3	7.0	7.8	9.2	5.5	7.2	6.3	5.0	2.9
	594.7	608.6	619.2	623.6	602.3	619.8	609.0	620.5	602.4
Other Income
Unum US	34.5	30.0	30.7	28.8	29.0	27.9	26.5	30.1	28.7
Unum International	—	0.4	—	—	—	0.1	0.6	—	—
Colonial Life	0.6	0.2	0.4	0.3	0.3	0.3	0.3	0.2	0.3
Closed Block	18.0	18.6	18.9	18.9	19.0	19.9	18.9	20.2	20.8
Corporate	—	1.1	0.1	0.3	1.2	1.4	0.4	0.7	0.4
	53.1	50.3	50.1	48.3	49.5	49.6	46.7	51.2	50.2
Total Adjusted Operating Revenue
Unum US	1,718.5	1,652.8	1,677.2	1,641.6	1,662.0	1,594.5	1,588.4	1,593.4	1,591.6
Unum International	178.8	183.8	164.4	171.0	167.2	165.4	160.6	160.0	147.9
Colonial Life	456.8	447.3	437.1	435.9	435.9	419.5	415.0	413.2	409.7
Closed Block	628.1	630.2	634.5	634.9	630.0	639.8	638.6	641.6	643.0
Corporate	4.3	8.1	7.9	9.5	6.7	8.6	6.7	5.7	3.3
	$2,986.5	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
Benefits and Expenses
Unum US	$1,466.2	$1,404.1	$1,406.3	$1,390.5	$1,418.1	$1,356.9	$1,330.0	$1,345.6	$1,352.5
Unum International	149.7	153.4	138.3	143.4	137.4	135.7	134.1	131.1	121.3
Colonial Life	371.6	361.9	352.9	351.3	354.9	352.8	333.3	331.4	327.3
Closed Block	597.1	595.4	1,353.1	605.3	601.1	606.7	612.0	609.0	611.4
Corporate	49.7	56.3	55.0	45.0	47.0	41.8	42.9	43.3	63.7
	2,634.3	2,571.1	3,305.6	2,535.5	2,558.5	2,493.9	2,452.3	2,460.4	2,476.2

Income (Loss) Before Income Tax Expense (Benefit) and Net Realized Investment Gain (Loss)
Unum US	252.3	248.7	270.9	251.1	243.9	237.6	258.4	247.8	239.1
Unum International	29.1	30.4	26.1	27.6	29.8	29.7	26.5	28.9	26.6
Colonial Life	85.2	85.4	84.2	84.6	81.0	66.7	81.7	81.8	82.4
Closed Block	31.0	34.8	(718.6)	29.6	28.9	33.1	26.6	32.6	31.6
Corporate	(45.4)	(48.2)	(47.1)	(35.5)	(40.3)	(33.2)	(36.2)	(37.6)	(60.4)
	352.2	351.1	(384.5)	357.4	343.3	333.9	357.0	353.5	319.3

Income Tax Expense (Benefit)	71.9	69.4	(92.0)	69.8	68.2	74.2	110.9	113.1	96.6

Income (Loss) Before Net Realized Investment Gain (Loss)	280.3	281.7	(292.5)	287.6	275.1	259.7	246.1	240.4	222.7

Net Realized Investment Gain (Loss)	1.1	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1	11.0
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	0.5	(8.8)	(1.1)	(0.5)	(0.6)	4.2	3.6	3.4	3.8
Net Income (Loss)	$280.9	$249.1	$(284.7)	$285.5	$273.5	$266.9	$252.3	$245.1	$229.9

Net Income (Loss) Per Common Share - Assuming Dilution	$1.31	$1.15	$(1.30)	$1.29	$1.23	$1.19	$1.12	$1.07	$1.00

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income	$1,501.9	$1,438.8	$5,736.4	$5,443.5
Net Investment Income	182.1	194.2	778.7	811.2
Other Income	34.5	29.0	118.5	113.2
Total	1,718.5	1,662.0	6,633.6	6,367.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	980.7	960.9	3,856.5	3,693.4
Commissions	163.0	161.4	620.6	590.8
Deferral of Acquisition Costs	(87.6)	(89.5)	(344.0)	(325.5)
Amortization of Deferred Acquisition Costs	103.9	89.2	315.1	293.6
Other Expenses	306.2	296.1	1,170.8	1,132.7
Total	1,466.2	1,418.1	5,619.0	5,385.0

Income Before Income Tax and Net Realized Investment Gains and Losses	252.3	243.9	1,014.6	982.9
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	26.6
Adjusted Operating Income	$252.3	$243.9	$1,014.6	$1,009.5

Operating Ratios (% of Premium Income):
Benefit Ratio	65.3%	66.8%	67.2%	67.8%
Benefit Ratio Excluding UDB Reserve Increase				67.4%
Other Expense Ratio	20.4%	20.6%	20.4%	20.8%
Income Ratio				18.1%
Adjusted Operating Income Ratio	16.8%	17.0%	17.7%	18.5%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$452.9	$441.2	$1,766.2	$1,749.6
Group Short-term Disability	188.7	176.3	706.3	639.8
Total Premium Income	641.6	617.5	2,472.5	2,389.4
Net Investment Income	100.0	108.2	432.7	460.5
Other Income	32.2	26.3	109.0	98.3
Total	773.8	752.0	3,014.2	2,948.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	479.1	466.9	1,880.7	1,828.5
Commissions	50.3	48.9	186.5	181.9
Deferral of Acquisition Costs	(11.8)	(12.3)	(48.2)	(46.9)
Amortization of Deferred Acquisition Costs	12.2	11.2	44.7	39.9
Other Expenses	161.4	154.3	612.2	587.0
Total	691.2	669.0	2,675.9	2,590.4

Adjusted Operating Income	$82.6	$83.0	$338.3	$357.8

Operating Ratios (% of Premium Income):
Benefit Ratio	74.7%	75.6%	76.1%	76.5%
Other Expense Ratio	25.2%	25.0%	24.8%	24.6%
Adjusted Operating Income Ratio	12.9%	13.4%	13.7%	15.0%

Persistency:
Group Long-term Disability	90.9%	90.8%	90.9%	89.9%
Group Short-term Disability	90.5%	86.6%	87.2%	86.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Life	$414.4	$399.2	$1,583.7	$1,467.5
Accidental Death & Dismemberment	41.0	38.7	156.3	147.5
Total Premium Income	455.4	437.9	1,740.0	1,615.0
Net Investment Income	25.6	26.8	106.5	109.9
Other Income	0.6	1.1	4.7	4.8
Total	481.6	465.8	1,851.2	1,729.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	322.9	309.8	1,237.7	1,169.8
Commissions	37.6	36.7	141.1	131.3
Deferral of Acquisition Costs	(9.1)	(10.2)	(38.2)	(36.2)
Amortization of Deferred Acquisition Costs	9.5	9.1	35.9	31.9
Other Expenses	53.3	55.8	214.6	217.4
Total	414.2	401.2	1,591.1	1,514.2

Income Before Income Tax and Net Realized Investment Gains and Losses	67.4	64.6	260.1	215.5
UDB Reserve Increase	—	—	—	18.5
Adjusted Operating Income	$67.4	$64.6	$260.1	$234.0

Operating Ratios (% of Premium Income):
Benefit Ratio	70.9%	70.7%	71.1%	72.4%
Benefit Ratio Excluding UDB Reserve Increase				71.3%
Other Expense Ratio	11.7%	12.7%	12.3%	13.5%
Income Ratio				13.3%
Adjusted Operating Income Ratio	14.8%	14.8%	14.9%	14.5%

Persistency:
Group Life	91.0%	89.3%	91.2%	88.0%
Accidental Death & Dismemberment	90.3%	86.2%	89.9%	87.2%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Individual Disability	$110.7	$104.9	$425.4	$420.2
Voluntary Benefits	234.4	229.8	895.7	849.4
Dental and Vision	59.8	48.7	202.8	169.5
Total Premium Income	404.9	383.4	1,523.9	1,439.1
Net Investment Income	56.5	59.2	239.5	240.8
Other Income	1.7	1.6	4.8	10.1
Total	463.1	444.2	1,768.2	1,690.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	178.7	184.2	738.1	695.1
Commissions	75.1	75.8	293.0	277.6
Deferral of Acquisition Costs	(66.7)	(67.0)	(257.6)	(242.4)
Amortization of Deferred Acquisition Costs	82.2	68.9	234.5	221.8
Other Expenses	91.5	86.0	344.0	328.3
Total	360.8	347.9	1,352.0	1,280.4

Income Before Income Tax and Net Realized Investment Gains and Losses	102.3	96.3	416.2	409.6
UDB Reserve Increase	—	—	—	8.1
Adjusted Operating Income	$102.3	$96.3	$416.2	$417.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	49.9%	51.0%	50.6%	47.2%
Voluntary Benefits	35.4%	42.3%	42.8%	44.6%
Voluntary Benefits Excluding UDB Reserve Increase				43.6%
Dental and Vision	67.7%	68.6%	68.5%	69.6%
Other Expense Ratio	22.6%	22.4%	22.6%	22.8%
Income Ratio				28.5%
Adjusted Operating Income Ratio	25.3%	25.1%	27.3%	29.0%

Persistency:
Individual Disability	90.3%	90.7%	90.3%	91.0%
Voluntary Benefits	73.0%	76.9%	75.9%	77.5%
Dental and Vision	84.3%	85.0%	84.5%	85.4%

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$87.9	$90.8	$358.9	$340.3
Group Life	27.2	28.6	110.8	103.1
Supplemental	38.9	20.2	99.1	69.6
Total Premium Income	154.0	139.6	568.8	513.0
Net Investment Income	24.8	27.6	117.2	120.2
Other Income	—	—	0.4	0.7
Total	178.8	167.2	686.4	633.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	106.5	100.3	419.8	381.9
Commissions	12.1	9.4	39.1	35.5
Deferral of Acquisition Costs	(2.9)	(1.5)	(8.1)	(7.0)
Amortization of Deferred Acquisition Costs	1.8	2.1	8.2	9.1
Other Expenses	32.2	27.1	113.5	102.7
Total	149.7	137.4	572.5	522.2

Adjusted Operating Income	$29.1	$29.8	$113.9	$111.7

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£67.5	£65.2	£269.0	£264.0
Group Life	20.8	20.6	83.0	80.0
Supplemental	16.7	14.5	61.3	53.9
Total Premium Income	105.0	100.3	413.3	397.9
Net Investment Income	17.8	19.9	86.5	93.3
Other Income	—	—	—	0.5
Total	122.8	120.2	499.8	491.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	73.7	72.1	307.4	296.2
Commissions	7.0	6.8	27.1	27.6
Deferral of Acquisition Costs	(1.1)	(1.1)	(5.0)	(5.4)
Amortization of Deferred Acquisition Costs	1.4	1.5	6.1	7.0
Other Expenses	20.2	19.5	80.2	79.7
Total	101.2	98.8	415.8	405.1

Adjusted Operating Income	£21.6	£21.4	£84.0	£86.6

Weighted Average Pound/Dollar Exchange Rate	1.306	1.393	1.336	1.290

Operating Ratios (% of Premium Income):
Benefit Ratio	70.2%	71.9%	74.4%	74.4%
Other Expense Ratio	19.2%	19.4%	19.4%	20.0%
Adjusted Operating Income Ratio	20.6%	21.3%	20.3%	21.8%

Persistency:
Group Long-term Disability	89.3%	86.7%	87.8%	87.4%
Group Life	85.7%	85.5%	88.5%	84.1%
Supplemental	91.5%	91.5%	93.1%	91.0%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$242.2	$231.3	$929.3	$884.2
Life	87.6	81.0	328.4	300.4
Cancer and Critical Illness	89.5	86.0	346.1	326.8
Total Premium Income	419.3	398.3	1,603.8	1,511.4
Net Investment Income	36.9	37.3	151.2	144.9
Other Income	0.6	0.3	1.2	1.1
Total	456.8	435.9	1,756.2	1,657.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	214.2	205.7	824.9	788.6
Commissions	94.4	90.2	364.6	344.5
Deferral of Acquisition Costs	(83.2)	(78.3)	(315.9)	(295.5)
Amortization of Deferred Acquisition Costs	64.9	60.2	242.2	224.4
Other Expenses	81.3	77.1	305.2	282.8
Total	371.6	354.9	1,421.0	1,344.8

Income Before Income Tax and Net Realized Investment Gains and Losses	85.2	81.0	335.2	312.6
UDB Reserve Increase	—	—	—	12.4
Adjusted Operating Income	$85.2	$81.0	$335.2	$325.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.1%	51.6%	51.4%	52.2%
Benefit Ratio Excluding UDB Reserve Increase				51.4%
Other Expense Ratio	19.4%	19.4%	19.0%	18.7%
Income Ratio				20.7%
Adjusted Operating Income Ratio	20.3%	20.3%	20.9%	21.5%

Persistency:
Accident, Sickness, and Disability	73.4%	75.3%	74.2%	75.1%
Life	83.3%	84.2%	83.6%	84.4%
Cancer and Critical Illness	81.2%	83.1%	82.4%	82.7%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Premium Income
Individual Disability	$98.1	$109.4	$420.8	$471.8
Long-term Care	163.0	161.3	648.3	648.7
All Other	2.4	2.6	8.0	8.7
Total Premium Income	263.5	273.3	1,077.1	1,129.2
Net Investment Income	346.6	337.7	1,377.1	1,354.0
Other Income	18.0	19.0	75.4	79.8
Total	628.1	630.0	2,529.6	2,563.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	539.4	541.0	2,919.2	2,191.8
Commissions	20.6	21.3	84.1	90.0
Interest and Debt Expense	1.6	1.7	6.9	6.7
Other Expenses	35.5	37.1	144.7	150.6
Total	597.1	601.1	3,154.9	2,439.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	31.0	28.9	(625.3)	123.9
Long-term Care Reserve Increase	—	—	750.8	—
Adjusted Operating Income	$31.0	$28.9	$125.5	$123.9

Interest Adjusted Loss Ratios:
Individual Disability	80.1%	77.1%	80.4%	82.4%
Long-term Care	88.5%	96.6%	206.8%	91.1%
Long-term Care Excluding the Reserve Increase			91.0%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.5%	13.6%	13.4%	13.3%
Income (Loss) Ratio			(58.1)%
Adjusted Operating Income Ratio	11.8%	10.6%	11.7%	11.0%

Persistency:
Individual Disability	88.1%	89.3%	88.3%	89.6%
Long-term Care	95.6%	95.7%	95.8%	95.9%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2019	3/31/2018	12/31/2018	12/31/2017
Adjusted Operating Revenue
Net Investment Income	$4.3	$5.5	$29.5	$21.4
Other Income	—	1.2	2.7	2.9
Total	4.3	6.7	32.2	24.3

Interest and Other Expenses	49.7	47.0	203.3	191.7

Loss Before Income Tax and Net Realized Investment Gains and Losses	(45.4)	(40.3)	(171.1)	(167.4)
Loss from Guaranty Fund Assessment	—	—	—	20.6
Adjusted Operating Loss	$(45.4)	$(40.3)	$(171.1)	$(146.8)

Unum Group Reserves

	March 31, 2019
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$5,832.7	$707.8	28.3%	$6,540.5	$69.9	$6,470.6
Group Life and Accidental Death & Dismemberment	52.1	0.3	720.5	219.8	4.1	992.4	5.8	986.6
Individual Disability	513.0	2.5	1,366.1	136.3	6.4	2,015.4	213.5	1,801.9
Voluntary Benefits	1,641.9	8.1	47.5	61.0	0.5	1,750.4	26.9	1,723.5
Dental and Vision	—	—	0.2	19.7	0.1	19.9	0.2	19.7
Unum US Segment	2,207.0	10.9	7,967.0	1,144.6	39.4	11,318.6	316.3	11,002.3

Unum International Segment	175.4	0.9	1,924.2	79.3	8.7	2,178.9	84.7	2,094.2

Colonial Life Segment	2,132.9	10.6	295.7	131.4	1.8	2,560.0	6.6	2,553.4

Individual Disability	310.3	1.5	9,020.7	190.8	39.8	9,521.8	1,665.3	7,856.5
Long-term Care	9,571.9	47.3	1,866.1	219.6	9.0	11,657.6	41.5	11,616.1
Other	5,827.3	28.8	184.5	118.3	1.3	6,130.1	5,087.7	1,042.4
Closed Block Segment	15,709.5	77.6	11,071.3	528.7	50.1	27,309.5	6,794.5	20,515.0

Subtotal	$20,224.8	100.0%	$21,258.2	$1,884.0	100.0%	43,367.0	7,202.1	36,164.9

Adjustment Related to Unrealized Investment Gains and Losses						4,451.0	328.5	4,122.5

Consolidated						$47,818.0	$7,530.6	$40,287.4

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in the U.S. Treasury rates and credit spreads.

Unum Group Reserves

	December 31, 2018
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$5,900.0	$670.8	28.4%	$6,570.8	$71.0	$6,499.8
Group Life and Accidental Death & Dismemberment	52.9	0.3	750.7	217.8	4.2	1,021.4	7.1	1,014.3
Individual Disability	518.4	2.6	1,357.8	137.1	6.4	2,013.3	217.1	1,796.2
Voluntary Benefits	1,643.9	8.1	49.0	58.1	0.5	1,751.0	27.1	1,723.9
Dental and Vision	—	—	0.1	14.5	0.2	14.6	0.2	14.4
Unum US Segment	2,215.2	11.0	8,057.6	1,098.3	39.7	11,371.1	322.5	11,048.6

Unum International Segment	175.7	0.9	1,838.4	115.0	8.4	2,129.1	84.6	2,044.5

Colonial Life Segment	2,112.5	10.5	292.6	131.4	1.8	2,536.5	8.0	2,528.5

Individual Disability	332.2	1.6	9,085.0	199.6	40.1	9,616.8	1,646.6	7,970.2
Long-term Care	9,463.2	46.9	1,787.6	235.7	8.7	11,486.5	39.9	11,446.6
Other	5,869.5	29.1	187.6	120.2	1.3	6,177.3	5,119.8	1,057.5
Closed Block Segment	15,664.9	77.6	11,060.2	555.5	50.1	27,280.6	6,806.3	20,474.3

Subtotal	$20,168.3	100.0%	$21,248.8	$1,900.2	100.0%	43,317.3	7,221.4	36,095.9

Adjustment Related to Unrealized Investment Gains and Losses						3,220.3	261.4	2,958.9

Consolidated						$46,537.6	$7,482.8	$39,054.8

14. 1

Unum Group Investments

	3/31/2019			3/31/2019	12/31/2018
Fixed Maturity Securities (Fair Value)
Public	$29,019.4	64.8%	Selected Statistics
Asset-Backed Securities	47.4	0.1	Earned Book Yield	4.94%	5.15%
Residential Mortgage-Backed Securities	1,426.5	3.2	Average Duration (in years)	7.65	7.64
Commercial Mortgage-Backed Securities	82.2	0.2
Private Placements	5,540.5	12.3
High Yield	3,232.5	7.2
Government Securities	2,853.5	6.4
Municipal Securities (1)	2,540.4	5.7
Redeemable Preferred Stocks	40.2	0.1
Total	$44,782.6	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.2%	8.1%	Total Non-Current Investments	$32.6	$36.0
Aa	7.4	8.0	Total Schedule BA Assets	$577.3	$575.3
A	26.6	27.8
Baa	49.8	48.9
Below Baa	8.0	7.2
Total	100.0%	100.0%

(1) Includes $1.4 million of high yield taxable municipal securities.

Unum Group Investments at March 31, 2019

Fixed Maturity Securities - By Industry Classification - Unrealized Gains and Losses
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$3,029.8	$185.1	$606.6	$23.7	$2,423.2	$208.8
Capital Goods	4,317.1	364.9	775.2	28.6	3,541.9	393.5
Communications	2,941.8	337.2	398.2	20.9	2,543.6	358.1
Consumer Cyclical	1,551.7	113.4	255.5	9.1	1,296.2	122.5
Consumer Non-Cyclical	6,646.8	494.0	1,559.5	89.7	5,087.3	583.7
Energy	4,698.5	492.2	528.4	38.4	4,170.1	530.6
Financial Institutions	3,258.8	251.7	361.2	7.7	2,897.6	259.4
Mortgage/Asset-Backed	1,556.1	82.5	185.4	2.0	1,370.7	84.5
Sovereigns	1,007.7	185.6	54.7	3.0	953.0	188.6
Technology	1,774.5	69.5	272.4	10.0	1,502.1	79.5
Transportation	2,159.1	208.4	328.0	9.9	1,831.1	218.3
U.S. Government Agencies and Municipalities	4,386.2	521.0	236.9	4.3	4,149.3	525.3
Public Utilities	7,454.5	1,002.9	501.1	24.5	6,953.4	1,027.4
Total	$44,782.6	$4,308.4	$6,063.1	$271.8	$38,719.5	$4,580.2

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$102.9	$3.0		$78.1	$1.0
91 through 180 days	174.9	5.0		130.0	2.1
181 through 270 days	167.3	7.4		153.4	3.8
271 days to 1 year	596.5	24.0		51.7	1.3
Greater than 1 year	3,722.3	135.9		886.0	88.3
Total	$4,763.9	$175.3		$1,299.2	$96.5

15. 1

Appendix to Statistical Supplement

2019 Significant Item

•
In February 2016, the Financial Accounting Standards Board (FASB) issued an update that changed the accounting and disclosure requirements for leases. These changes include the requirement for lessees to report most leases on their balance sheets, regardless of whether the lease is classified as a finance lease or an operating lease. For lessees, the initial lease liability is equal to the present value of lease payments and a corresponding asset, adjusted for certain items, is also recorded. The expense recognition for lessees remained similar to previous accounting requirements for capital and operating leases. We adopted this update effective January 1, 2019 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2019 which resulted in a decrease to retained earnings of $3.4 million, an increase to other assets of $117.7 million, a decrease in deferred income tax of $0.4 million, an increase to other liabilities of $122.0 million, and a decrease to income tax payable of $1.3 million.

2018 Significant Items

•
In October 2018, we acquired 100 percent of the shares and voting interests in Unum Poland, a financial protection benefits provider in Poland. This acquisition will expand our European presence, which we believe to be an attractive market for financial protection benefits. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2018.

•	Third quarter of 2018 reserve increase of $750.8 million before tax and $593.1 million after tax related to long-term care.

•
In January 2016, the FASB issued an update that changed the accounting and disclosure requirements for certain financial instruments. These changes include a requirement to measure equity investments, other than those that result in consolidation or are accounted for under the equity method, at fair value through net income unless the investment qualifies for certain practicability exceptions. In addition, the update clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. We adopted this update effective January 1, 2018 using a modified retrospective approach through a cumulative-effect adjustment as of January 1, 2018 which resulted in a decrease to accumulated other comprehensive income (AOCI) of $17.5 million, an increase to retained earnings of $14.5 million, a decrease to other long-term investments of $3.8 million, and a decrease to deferred income tax liability of $0.8 million.

2017 Significant Items

•
Fourth quarter of 2017 unclaimed death benefit reserve increase of $18.5 million for Unum US group life, $8.1 million for Unum US voluntary life and $12.4 million for Colonial Life voluntary life, for a total reserve increase of $39.0 million before tax and $25.4 million after tax.

•
Fourth quarter of 2017 net tax benefit of $31.5 million resulting from H.R.1, An Act to Provide Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018, more commonly known as the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. This is comprised of a tax benefit of $97.9 million related to the revaluation of our net deferred tax liabilities associated with our U.S. operations to the newly enacted U.S. corporate tax rate and a tax expense of $66.4 million resulting from the tax on undistributed and previously untaxed foreign earnings and profits.

•
Fourth quarter of 2017 results for the Unum US individual disability product line reflects a reserve release of $19.5 million before tax and $12.7 million after tax, resulting from our annual review of reserve adequacy which reflects the recognition of updated morbidity assumptions in our disabled life reserves.

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated adjusted operating revenue, which excludes realized investment gains or losses;

•	After-tax adjusted operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals. We exclude these items as we believe them to be infrequent or unusual in nature, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2019	2018				2017
Total Revenue	$2,987.6	$2,880.8	$2,927.8	$2,890.3	$2,899.6	$2,839.2	$2,819.1	$2,822.0	$2,806.5
Excluding:
Net Realized Investment Gain (Loss)	1.1	(41.4)	6.7	(2.6)	(2.2)	11.4	9.8	8.1	11.0
Adjusted Operating Revenue	$2,986.5	$2,922.2	$2,921.1	$2,892.9	$2,901.8	$2,827.8	$2,809.3	$2,813.9	$2,795.5

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

			Annualized
	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended March 31, 2019
Unum US	$199.6	$4,522.6	17.6%
Unum International	24.7	751.0	13.2%
Colonial Life	67.4	1,546.2	17.4%
Core Operating Segments	291.7	6,819.8	17.1%
Closed Block	23.7	3,655.4
Corporate	(35.1)	(1,719.8)
Total	$280.3	$8,755.4	12.8%

Three Months Ended March 31, 2018
Unum US	$193.2	$4,325.4	17.9%
Unum International	23.5	653.4	14.4%
Colonial Life	64.2	1,455.0	17.6%
Core Operating Segments	280.9	6,433.8	17.5%
Closed Block	23.4	3,544.5
Corporate	(29.2)	(1,193.7)
Total	$275.1	$8,784.6	12.5%

(1) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5. Due to the implementation of a FASB update for which the beginning balances of 2019 and 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2019 and 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2019 and January 1, 2018, respectively. As a result, average equity for the three months ended March 31, 2019, and March 31, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2018 and December 31, 2017, respectively.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted	Average	Adjusted Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Year Ended December 31, 2018
Unum US	$803.4	$4,368.2	18.4%
Unum International	93.1	694.4	13.4%
Colonial Life	265.1	1,475.6	18.0%
Core Operating Segments	1,161.6	6,538.2	17.8%
Closed Block	117.0	3,512.5
Corporate	(133.6)	(1,359.1)
Total	$1,145.0	$8,691.6	13.2%

Year Ended December 31, 2017
Unum US	$656.2	$4,130.2	15.9%
Unum International	92.1	607.3	15.2%
Colonial Life	211.2	1,308.1	16.2%
Core Operating Segments	959.5	6,045.6	15.9%
Closed Block	86.4	3,290.1
Corporate	(69.7)	(893.3)
Total	$976.2	$8,442.4	11.6%

(2) Excludes net unrealized gain (loss) on securities and net gain on hedges and is calculated using the stockholders' equity balances presented on page 16.5. Due to the implementation of a FASB update for which the beginning balance of 2018 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2018 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2018. As a result, average equity for the year ended December 31, 2018 for certain of our segments will not compute using the historical allocated equity at December 31, 2017.

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	3/31/2019	12/31/2018	3/31/2018	12/31/2017	12/31/2016
Total Stockholders' Equity	$9,060.5	$8,621.8	$9,499.5	$9,574.9	$8,968.0
Excluding:
Net Unrealized Gain (Loss) on Securities	(0.1)	(312.4)	356.1	607.8	440.6
Net Gain on Hedges	230.1	250.6	273.5	282.3	327.5
Total Adjusted Stockholders' Equity	$8,830.5	$8,683.6	$8,869.9	$8,684.8	$8,199.9

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2019	12/31/2018	3/31/2018	12/31/2017
Average Stockholders' Equity Excluding Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	$8,755.4	$8,691.6	$8,784.6	$8,442.4

	Three Months Ended March 31
	2019		2018
	(in millions)	per share *	(in millions)	per share *
Net Income	$280.9	$1.31	$273.5	$1.23
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $0.5; $(0.6))	0.6	—	(1.6)	(0.01)
After-tax Adjusted Operating Income	$280.3	$1.31	$275.1	$1.24

	Year Ended December 31
	2018		2017
	(in millions)	per share *	(in millions)	per share *
Net Income	$523.4	$2.38	$994.2	$4.37
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(11.0); $15.0)	(28.5)	(0.12)	25.3	0.11
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $7.2)	—	—	(13.4)	(0.06)
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $-; $13.6)	—	—	(25.4)	(0.11)
Net Tax Benefit for Impacts of TCJA	—	—	31.5	0.14
Long-term Care Reserve Increase (net of tax benefit of $157.7; $-)	(593.1)	(2.70)	—	—
After-tax Adjusted Operating Income	1,145.0	5.20	976.2	4.29

* Assuming Dilution

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2019	2018	2018	2017
Debt	$2,958.7	$2,921.9	$2,971.3	$2,938.3
Including:
Lease Liability	122.1	—	—	—
Excluding:
Non-recourse Debt	122.3	181.3	137.1	196.0
Adjusted Debt and Lease Liability	$2,958.5	$2,740.6	$2,834.2	$2,742.3

Total Stockholders' Equity	$9,060.5	$9,499.5	$8,621.8	$9,574.9
Excluding:
Net Unrealized Gain (Loss) on Securities and Net Gain on Hedges	230.0	629.6	(61.8)	890.1
Northwind Capital	963.2	928.3	953.1	912.2
Equity, As Adjusted	7,867.3	7,941.6	7,730.5	7,772.6
Debt, As Adjusted and Lease Liability	2,958.5	2,740.6	2,834.2	2,742.3
Total Adjusted Capital	$10,825.8	$10,682.2	$10,564.7	$10,514.9

Leverage Ratio(3)	27.3%	25.7%	26.8%	26.1%

(3) In connection with our January 1, 2019 adoption of the accounting update for leases, we have included the lease liability in the calculation of our leverage ratio on a prospective basis.

16. 6